Exhibit 31.1

CERTIFICATIONS PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, David J. Shea, certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Bowne & Co., Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/  David J. Shea
David J. Shea
Chairman of the Board and Chief Executive Officer

Date: April 20, 2010

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